Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Select Medical Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin F. Jackson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ Martin F. Jackson

Martin F. Jackson
Senior Vice President and Chief Financial Officer
May 12, 2003

A signed original of this written statement required by Section 906 has been provided to Select Medical Corporation and will be retained by Select Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.